UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2025 (April 4, 2025)

MESA AIR GROUP, INC.

(Exact Name of Registrant as specified in its charter)

Nevada	001-38626	85-0302351
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

410 North 44th Street, Suite 700, Phoenix, Arizona	85008
(Address of principal executive offices)	(Zip Code)

(602) 685-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, no par value	MESA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The Merger

On April 4, 2025, Mesa Air Group, Inc., a Nevada corporation (“Mesa” or “Parent”), entered into an Agreement, Plan of Conversion and Plan of Merger (the “Merger Agreement”) with Republic Airways Holdings Inc., a Delaware corporation (the “Company”). Subject to the terms and conditions of the Merger Agreement, the Company will merge with and into Mesa (the “Merger”), with Mesa continuing as the surviving corporation following the Merger. In connection with the Merger, immediately prior to the effective time of the Merger (the “Effective Time”), Mesa will convert from a Nevada corporation to a Delaware corporation pursuant to a Plan of Conversion (the “Conversion”).

Effect on Capital Stock

At the Effective Time, each share of common stock (“Company Common Stock”), par value $0.001 per share, of the Company issued and outstanding immediately prior to the Effective Time (other than any Cancelled Shares (as defined in the Merger Agreement) and dissenting shares held by stockholders who (i) have not voted in favor of the Merger or consented to it in writing and (ii) have properly demanded appraisal of such shares of Company Common Stock in accordance with, and have complied in all respects with, the provisions of Section 262 of the Delaware General Corporation Law), shall thereupon be converted into the right to receive 584.90 validly issued, fully paid and non-assessable shares of common stock (“Mesa Common Stock”), no par value per share, of Mesa (the “Merger Consideration”).

Treatment of Equity Awards

Immediately prior to the Effective Time, (i) any vesting conditions applicable to each Parent RSU (as defined in the Merger Agreement) shall, automatically and without any required action on the part of the holder thereof, accelerate in full, and (ii) each Parent RSU shall, automatically and without any required action on the part of the holder thereof, be cancelled and shall only entitle the holder of such Parent RSU to receive the number of shares of Mesa Common Stock subject to such Parent RSU immediately prior to the Effective Time

Immediately prior to the Effective Time, (i) each outstanding Company RSU (as defined in the Merger Agreement) that has vested in accordance with its terms (including each outstanding Company RSU that will become vested upon the closing of the Merger) (a “Vested Company RSU”) shall, automatically and without any required action on the part of the holder thereof, be cancelled and shall only entitle the holder of such Vested Company RSU to receive a number of whole shares of Company Common Stock (rounded up to the next whole share of Company Common Stock), which shares of Company Common Stock shall be converted into Mesa Common Stock, and (ii) each outstanding Company RSU that is not a Vested Company RSU (an “Unvested Company RSU”) shall, automatically and without any required action on the part of the holder thereof, be assumed by Mesa and converted into the right to receive an award of restricted shares of Mesa Common Stock pursuant to the Parent Equity Award Plan (as defined in the Merger Agreement) (each, a “Parent Restricted Stock Award”) in an amount equal to the number of whole shares of Mesa Common Stock (rounded up to the next whole share of Mesa Common Stock) equal to the product obtained by multiplying (x) the Exchange Ratio by (y) the total number of shares of Company Common Stock subject to such Unvested Company RSU immediately prior to the Effective Time. Each Company RSU Award assumed and converted into a Mesa Restricted Stock Award shall continue to have, and shall be subject to, the same terms and conditions (including with respect to vesting) as applied to the corresponding Company RSU Award as of immediately prior to the Effective Time.

Conditions to the Merger

Each of Mesa’s and the Company’s obligation to consummate the Merger is subject to a number of conditions, including, among others, the following, as further described in the Merger Agreement: (i) approval of the transactions contemplated under the Merger Agreement by (a) the holders of at least two-thirds of the outstanding shares of Company Common Stock entitled to vote thereon and (b) the holders of a majority of the outstanding shares of Mesa Common Stock, (ii) expiration of the waiting period (or extension thereof) under the

Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) effectiveness of the registration statement relating to the transaction, (iv) the shares of Mesa Common Stock to be issued in the Merger being approved for listing on NASDAQ, (v) no governmental entity shall have enacted, issued, promulgated, enforced or entered any law or order that has the effect of making illegal, enjoining, or otherwise restraining or prohibiting the consummation of the transactions contemplated under the Merger Agreement, (vi) the receipt of requisite approvals from specified aviation authorities, (vii) the representations and warranties of the other party being true and correct, subject to the materiality standards contained in the Merger Agreement, (viii) material compliance by the other party with its covenants, (ix) no material adverse effect having occurred with respect to the other party since the signing of the Merger Agreement, (x) the satisfaction of certain specified conditions of the Three Party Agreement (as defined below), (xi) United Airlines, Inc. (“United”) shall not have materially breached the terms of the CPA Side Letter (as defined in the Merger Agreement) or provided Mesa or the Company with written notice of its intention not to perform or comply with any of the terms or conditions under the Go-Forward CPA (as defined in the Merger Agreement), and (xiii) the filing by Mesa of its Form 10-K for the period ended September 30, 2024 and Form 10-Q for the period ended December 31, 2024.

Representations and Warranties; Covenants

The Merger Agreement contains customary representations, warranties and covenants by Mesa and the Company. The Merger Agreement also contains customary pre-closing covenants, including the obligation of Mesa and the Company to conduct their respective businesses in the ordinary course consistent with past practice and to refrain from taking specified actions without the consent of the other party. Each of Mesa and the Company has agreed not to solicit any offer or proposal for specified alternative transactions, or, subject to certain exceptions relating to the receipt of unsolicited offers that may be deemed to be “superior proposals” (as defined in the Merger Agreement), to participate in discussions or engage in negotiations regarding such an offer or proposal with, or furnish any nonpublic information regarding such an offer or proposal to, any person that has made such an offer or proposal.

Termination and Termination Fee

The Merger Agreement contains certain customary termination rights, including, among others, (i) the right of either Mesa or the Company to terminate the Merger Agreement if Mesa or the Company’s stockholders fail to approve the Merger, (ii) the right of either Mesa or the Company to terminate the Merger Agreement if (a) the board of directors of the other party changes its recommendation to approve the transactions or (b) the other party materially breaches any of its representations, warranties or covenants contained in the Merger Agreement in a manner that causes certain conditions to closing to not be satisfied, (iii) the right of either Mesa or the Company to terminate the Merger Agreement if, prior to the receipt of such party’s stockholder approval, such party accepts a superior proposal and such party enters into a definitive agreement for such superior proposal and pays the termination fee to the other party, (iv) the right of either Mesa or the Company to terminate the Merger Agreement if the Merger has not occurred by January 5, 2026, and a further extension until April 6, 2026, in certain circumstances (the “Outside Date”), and (v) the right of the Company to terminate the Merger Agreement if there is a breach of the Three Party Agreement or the CPA Side Letter in a manner that causes certain conditions to closing to not be satisfied. If the Merger Agreement is terminated pursuant to certain termination rights, the terminating party will be required to pay a termination fee of $1.5 million to the non-terminating party.

Description of Merger Agreement Not Complete

The foregoing description of the Merger Agreement and the transactions described herein is only a summary, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

The Merger Agreement and the above description have been included to provide investors and security holders with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about Mesa or the Company. The representations, warranties, covenants and other agreements contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; and may be subject to limitations agreed upon by the parties, including being qualified and modified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them. Investors should be aware that the representations, warranties, covenants and other agreements or any description thereof may not reflect the actual state of facts or condition of Mesa or the Company. Moreover, information concerning the subject matter of the representations, warranties, covenants and other agreements may change after the date of the Merger Agreement. Further, investors should read the Merger Agreement not in isolation, but only in conjunction with the other information that Mesa includes in reports, statements and other filings it makes with the Securities and Exchange Commission (the “SEC”).

Three Party Agreement

Concurrently with the execution and delivery of the Merger Agreement, Mesa, the Company and United, among other parties, entered into that certain Three Party Agreement (the “Three Party Agreement”), pursuant to which, among other things: (i) Mesa will take certain actions at or prior to the closing of the Merger to dispose of certain assets, extinguish certain liabilities and effectuate certain related transactions; (ii) United will take certain actions at or prior to the closing of the Merger to facilitate Mesa’s actions in the foregoing clause (i); and (iii) Mesa at the closing of the Merger will conduct a primary issuance of shares of Mesa Common Stock equal to six percent of the issued and outstanding shares of Mesa Common Stock after giving effect to the issuance of Mesa Common Stock in the Merger (the “Primary Issuance”), which Primary Issuance will (a) first become available to United to the extent of certain financial contributions made by United to Mesa at or prior to the effective time of the Merger, (b) second, to the extent of any remainder, become available to the surviving corporation to satisfy certain liabilities, and (c) third, to the extent of any remainder, become available on a pro rata basis to the persons who, as of immediately prior to the Effective Time, held shares of Mesa Common Stock.

The foregoing description of the Three Party Agreement described herein is only a summary, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Three Party Agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein

Item 7.01. Regulation FD Disclosure.

On April 7, 2025, Mesa and the Company issued a joint press release announcing the execution of the Merger Agreement described above. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished to the SEC and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act, except as shall be expressively set forth by specific reference in such filing.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to the proposed merger involving Mesa. In connection with the proposed transaction, Mesa will file with the SEC a Form S-4 Registration Statement, which will include a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Mesa will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF MESA ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT MESA FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement, the preliminary proxy statement and any other documents filed by Mesa with the SEC (when available) may be obtained free of charge at the SEC’s website at www.sec.gov or by accessing the Investor Relations section of Mesa’s website at https://investor.mesa-air.com/.

Participants in the Solicitation

Mesa and its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Mesa’s stockholders with respect to the Merger. Information about Mesa’s directors and executive officers and their ownership of Mesa’s securities is set forth in Mesa’s proxy statement on Schedule 14A for its 2024 annual meeting of stockholders, filed with the SEC on July 2, 2024, and subsequent documents filed with the SEC.

Additional information regarding the identity of participants in the solicitation of proxies, and a description of their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction when they become available.

Forward-Looking Statements

This Current Report on Form 8-K may be deemed to contain forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding the effects of the restatement of Mesa’s past financial statements and the filing of Mesa’s amended periodic reports. Words such as “future,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “may,” “might,” “predict,” “will,” “would,” “should,” “could,” “can,” “may,” or the negative or other variations thereof, and similar words or phrases or comparable terminology, are intended to identify forward-looking statements.

The forward-looking statements contained in this Current Report on Form 8-K reflect Mesa’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances, many of which are beyond the control of Mesa, that may cause actual results and future events to differ significantly from those expressed in any forward-looking statement, which risks and uncertainties include, but are not limited to: the ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary stockholder approval and satisfaction of other closing conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement relating to the proposed transaction; risks that the proposed transaction disrupts Mesa’s current plans and operations or diverts the attention of Mesa’s management or employees from ongoing business operations; the risk of potential difficulties with Mesa’s ability to retain and hire key personnel and maintain relationships with customers and other third parties as a result of the proposed transaction; the failure to realize the expected benefits of the proposed transaction; the risk that the proposed transaction may involve unexpected costs and/or unknown or inestimable liabilities; the risk that Mesa’s business may suffer as a result of uncertainty surrounding the proposed transaction; the risk that stockholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; effects relating to the announcement of the transaction or any further announcements or the consummation of the transaction on the market price of Mesa Common Stock.

While forward-looking statements reflect Mesa’s good faith beliefs, they are not guarantees of future performance or events. Any forward-looking statement speaks only as of the date on which it was made. Mesa disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause Mesa’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in Mesa’s Annual Report on Form 10-K for the year ended September 30, 2023, filed with the SEC on January 26, 2024, as amended by Form 10-K/A filed with the SEC on February 27, 2024, as updated by Mesa’s subsequent periodic reports filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

2.1	Merger Agreement, dated April 4, 2025, between Mesa Air Group, Inc. and Republic Airway Holdings, Inc.

10.1	Three Party Agreement, dated April 4, 2025, among Mesa Air Group, Inc., Mesa Airlines, Inc., Republic Airway Holdings, Inc., United Airlines, Inc. and Mesa Representative.

99.1	Joint Press Release, dated April 7, 2025, issued by Mesa Air Group, Inc. and Republic Airways Holdings, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mesa Air Group, Inc.

Date: April 8, 2025	By:	/s/ Brian S. Gillman
Brian S. Gillman
Executive Vice President and General Counsel